UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: BlackRock MuniVest Fund, Inc. (MVF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock MuniVest Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2008

Date of reporting period: 09/01/2007 - 02/29/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniVest Fund, Inc.                                          BLACKROCK
(MVF)

SEMI-ANNUAL REPORT
FEBRUARY 29, 2008 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Semi-Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Swap Agreements ..........................................................     5
Financial Statements:
  Schedule of Investments ................................................     6
  Statement of Assets and Liabilities ....................................    12
  Statement of Operations ................................................    12
  Statements of Changes in Net Assets ....................................    13
Financial Highlights .....................................................    14
Notes to Financial Statements ............................................    15
Officers and Directors ...................................................    19
Additional Information ...................................................    20


2          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets weathered intense bouts of volatility in 2007, only to enter 2008 with no relief. January and February proved to be trying months for equities, but strong ones for some areas of the bond market, as fears of an economic recession swelled. The Federal Reserve Board (the "Fed"), after cutting the target federal funds rate 100 basis points (1%) between September 2007 and year-end, more than matched those cuts in January alone. Responding to a slowing economy and continued fallout from chaos in the credit markets, the Fed cut interest rates 75 basis points in a rare unscheduled session on January 22, and followed with a 50-basis-point cut at its regular meeting on January 30. Another 75-basis-point cut on March 18 brought the target rate to 2.25%.

Reverberations from the U.S. subprime mortgage collapse, and the associated liquidity and credit crisis, continue to permeate global financial markets. The S&P 500 Index of U.S. stocks was down in February, marking the fourth consecutive month of negative returns. International markets, while not unscathed, generally have outperformed their U.S. counterparts so far in 2008. Emerging markets, benefiting from stronger economic growth rates, have done particularly well. In fixed income markets, fears related to the economic slowdown and related credit crisis have led to a prolonged flight to quality. Investors have largely shunned bonds associated with the housing and credit markets in favor of higher-quality government issues. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.53% by the end of February, while prices correspondingly rose.

After setting a new-issuance record in 2007, supply in the municipal bond market has been on the decline for four consecutive months (measured year over year). The market has struggled with concerns around the creditworthiness of monoline bond insurers and the failure of auctions for auction rate securities, driving yields higher and prices lower across the curve. By period-end, municipal bonds were trading at higher yields than their Treasury counterparts, a very unusual occurrence by historical standards.

Against this backdrop, the major benchmark indexes posted mixed results for the current reporting period, generally reflecting heightened investor risk aversion:

Total Returns as of February 29, 2008                                                      6-month      12-month
================================================================================================================
U.S. equities (S&P 500 Index)                                                              - 8.79%       - 3.60%
----------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                               -12.91        -12.44
----------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                          - 4.71        + 0.84
----------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                   + 5.67        + 7.30
----------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                             - 0.60        - 1.17
----------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)        - 1.39        - 3.08
----------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of February 29, 2008 (Unaudited)

Investment Objective

BlackRock MuniVest Fund, Inc. (MVF) seeks to provide shareholders with as high a level of current income exempt from federal income taxes, as is consistent with its investment policies and prudent investment management, by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

Performance

For the six months ended February 29, 2008, the Fund returned -3.87% based on market price, with dividends reinvested. The Fund's return based on net asset value ("NAV") was -4.61%, with dividends reinvested. For the same period, the Lipper General Municipal Debt Funds (Leveraged) category posted an average return of -6.37% on a NAV basis. The Fund's recent NAV performance reflected our neutral duration position, above-average yield relative to our Lipper peers, and underweighting in insured municipal bonds, a segment of the market that has suffered as pressure on municipal bond insurers affected the entire insured municipal marketplace.

Fund Information

Symbol on American Stock Exchange .................................             MVF
Initial Offering Date .............................................     September 29, 1988
Yield on Closing Market Price as of February 29, 2008 ($8.74)* ....            5.90%
Tax Equivalent Yield** ............................................            9.08%
Current Monthly Distribution per share of Common Stock*** .........            $.043
Current Annualized Distribution per share of Common Stock*** ......            $.516
Leverage as of February 29, 2008**** ..............................             38%
------------------------------------------------------------------------------------------

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
***   The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock ("Preferred Stock") that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                            2/29/08     8/31/07     Change      High        Low
--------------------------------------------------------------------------------
Market Price ............    $8.74       $9.35     (6.52%)     $10.02      $8.54
Net Asset Value .........    $8.71       $9.39     (7.24%)     $ 9.63      $8.71
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      2/29/08      8/31/07
--------------------------------------------------------------------------------
Hospital ...............................................      24%          29%
Industrial & Pollution Control .........................      15           16
Education ..............................................       9            9
Power ..................................................       9            8
City, County & State ...................................       8            8
Transportation .........................................       8            6
Tax Revenue ............................................       7            6
Tobacco ................................................       7            6
Water & Sewer ..........................................       5            5
Housing ................................................       4            3
Lease Revenue ..........................................       4            4

Credit Quality Allocations*

Credit Rating                                               2/29/08      8/31/07
--------------------------------------------------------------------------------
AAA/Aaa ................................................      37%          33%
AA/Aa ..................................................      16           17
A/A ....................................................      25           28
BBB/Baa ................................................      17           18
BB/Ba ..................................................       2            2
B/B ....................................................       1            1
Not Rated** ............................................       2            1
--------------------------------------------------------------------------------
* Using the higher of Standard & Poor's or Moody's Investors Service ratings.
** The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 29, 2008, and August 31, 2007, the market value of these securities was $5,570,946 representing 1% and $6,544,144 representing 1%, respectively, of the Fund's long-term investments.


4          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its common stock ("Common Stock"). However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues preferred stock ("Preferred Stock"), which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and possibly eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of February 29, 2008, the Fund's leverage amount, due to Preferred Stock, was 38% of managed assets before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       5

Schedule of Investments as of February 29, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

                                                                         Par
Municipal Bonds                                                         (000)         Value
===============================================================================================
Alabama -- 3.0%
Camden, Alabama, IDB, Exempt Facilities Revenue
   Bonds (Weyerhaeuser Company), Series A,
   6.125% due 12/01/2024                                        $       2,550     $   2,554,105
Huntsville, Alabama, Health Care Authority Revenue
   Bonds, Series A, 5.75% due 6/01/2011 (a)                             3,500         3,791,305
Prattville, Alabama, IDB, Environmental Improvement
   Revenue Bonds (International Paper Company
   Projects), AMT, Series A, 4.75% due 12/01/2030                       6,500         4,858,555
Selma, Alabama, IDB, Environmental Improvement
   Revenue Refunding Bonds (International
   Paper Company Project), Series B, 5.50%
   due 5/01/2020                                                        5,000         4,798,250
                                                                                  -------------
                                                                                     16,002,215
===============================================================================================
Arizona -- 2.2%
Maricopa County, Arizona, IDA, Education Revenue
   Bonds (Arizona Charter Schools Project 1),
   Series A, 6.75% due 7/01/2029                                        4,100         3,606,893
Pima County, Arizona, IDA, Education Revenue Bonds
   (Arizona Charter Schools Project):
      Series E, 7.25% due 7/01/2031                                     2,055         2,098,998
      Series I, 6.10% due 7/01/2024                                       500           476,570
      Series I, 6.30% due 7/01/2031                                     1,000           947,380
Pima County, Arizona, IDA, Education Revenue
   Refunding Bonds (Arizona Charter
   Schools Project II), Series A:
      6.75% due 7/01/2011 (a)                                             560           620,015
      6.75% due 7/01/2021                                                 940           951,609
Pima County, Arizona, IDA, Education Revenue
   Refunding Bonds (Arizona Charter Schools
   Project), Series O, 5% due 7/01/2026                                 1,545         1,269,913
Salt Verde Financial Corporation, Arizona, Senior
   Gas Revenue Bonds, 5% due 12/01/2037                                 2,000         1,622,660
                                                                                  -------------
                                                                                     11,594,038
===============================================================================================
California -- 14.4%
California Health Facilities Financing Authority
   Revenue Bonds (Kaiser Permanente), Series A,
   5.25% due 4/01/2039                                                 11,100        10,106,328
California State Public Works Board, Lease Revenue
   Bonds (Department of Corrections), Series C:
      5.50% due 6/01/2022                                               5,000         5,098,250
      5.50% due 6/01/2023                                               6,000         6,093,960
California State Public Works Board, Lease Revenue
   Bonds (Department of Mental Health -- Coalinga
   State Hospital), Series A, 5.125% due 6/01/2029                     11,075        10,307,945
California State, GO:
      5.50% due 4/01/2014 (a)                                             550           606,034
      5.50% due 4/01/2030                                                  10             9,949
California State, Various Purpose, GO, 5.50%
   due 11/01/2033                                                      11,250        11,276,212
California Statewide Communities Development
   Authority, Health Facility Revenue Bonds (Memorial
   Health Services), Series A, 6% due 10/01/2023                        5,240         5,366,284
Chula Vista, California, IDR (San Diego Gas and
   Electric Company), AMT, Series B, 5%
   due 12/01/2027                                                       1,250         1,126,400
Golden State Tobacco Securitization Corporation of
   California, Tobacco Settlement Revenue Bonds (a):
      Series A-3, 7.875% due 6/01/2013                                 10,725        12,732,184
      Series A-4, 7.80% due 6/01/2013                                   3,750         4,439,175
      Series A-5, 7.875% due 6/01/2013                                  1,425         1,691,689
      Series B, 5.375% due 6/01/2010                                    8,000         8,390,640
                                                                                  -------------
                                                                                     77,245,050
===============================================================================================
Colorado -- 0.6%
Colorado HFA, Revenue Refunding Bonds
   (S/F Program), AMT, Senior Series A-2:
      6.60% due 5/01/2028                                                 540           557,842
      7.50% due 4/01/2031                                                 180           186,291
Colorado Health Facilities Authority Revenue Bonds
   (Lutheran Medical Center), Series A, 5.25%
   due 6/01/2034                                                        3,000         2,682,360
                                                                                  -------------
                                                                                      3,426,493
===============================================================================================
Connecticut -- 0.5%
Mohegan Tribe Indians Gaming Authority, Connecticut,
   Public Improvement Revenue Refunding Bonds
   (Priority Distribution), 6.25% due 1/01/2031                         2,810         2,627,434
===============================================================================================
Florida -- 7.6%
Highlands County, Florida, Health Facilities Authority,
   Hospital Revenue Bonds (Adventist Health System):
      ARS, VRDN, Series F, 8% due 11/15/2035 (b)(c)                     3,000         3,000,000
      Series C, 5.25% due 11/15/2036                                   18,300        16,875,162
Hillsborough County, Florida, IDA, Hospital Revenue
   Bonds (H. Lee Moffitt Cancer Center Project),
   Series A, 5.25% due 7/01/2037                                        6,500         5,773,300
Orange County, Florida, Health Facilities Authority,
   Hospital Revenue Bonds (Adventist Health System),
   5.625% due 11/15/2012 (a)                                           10,320        11,343,847
Sunshine State Governmental Finance Commission,
   CP, 8% due 3/10/2008                                                 4,000         4,000,000
                                                                                  -------------
                                                                                     40,992,309
===============================================================================================

Portfolio Abbreviations

To simplify the listings of BlackRock MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT         Alternative Minimum Tax (subject to)
ARS         Auction Rate Security
CP          Commercial Paper
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes

See Notes to Financial Statements.


6          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                                         Par
Municipal Bonds                                                         (000)         Value
===============================================================================================
Georgia -- 5.1%
Gainesville, Georgia, Redevelopment Authority,
   Educational Facilities Revenue Refunding Bonds
   (Riverside Military Academy), 5.125%
   due 3/01/2037                                                $       1,100     $     896,379
Georgia Municipal Electric Authority, Power
   Revenue Refunding Bonds:
      Series W, 6.60% due 1/01/2018 (g)                                   250           283,203
      Series W, 6.60% due 1/01/2018                                     4,595         5,208,708
      Series Y, 10% due 1/01/2010 (g)                                     250           280,968
Georgia State, GO, Series E, 5% due 8/01/2016                           2,500         2,700,750
Houston County, Georgia, Hospital Authority
   Revenue Bonds (Houston Heart Institute Project),
   5.25% due 10/01/2035                                                 5,000         4,572,300
Milledgeville-Baldwin County, Georgia, Development
   Authority Revenue Bonds (Georgia College and
   State University Foundation) (a):
      5.50% due 9/01/2014                                               4,390         4,888,528
      5.625% due 9/01/2014                                              3,000         3,362,220
Monroe County, Georgia, Development Authority,
   PCR, Refunding (Oglethorpe Power Corporation --
   Scherer), Series A, 6.80% due 1/01/2011                              4,785         5,156,555
                                                                                  -------------
                                                                                     27,349,611
===============================================================================================
Idaho -- 0.5%
Idaho Housing Agency, S/F Mortgage Revenue
   Refunding Bonds, AMT, Series E-2, 6.90%
   due 1/01/2027                                                          295           304,030
Idaho Housing and Financing Association,
   S/F Mortgage Revenue Bonds, AMT, Series J-1,
   Class III, 5% due 1/01/2028                                          2,380         2,266,188
                                                                                  -------------
                                                                                      2,570,218
===============================================================================================
Illinois -- 12.8%
Chicago, Illinois, O'Hare International Airport,
   General Airport Revenue Refunding Bonds,
   Third Lien, AMT, Series A, 5.75%
   due 1/01/2019 (h)                                                    5,000         5,080,300
Chicago, Illinois, O'Hare International Airport
   Revenue Bonds, Third Lien, AMT, Series B-2, 6%
   due 1/01/2029 (f)                                                   11,200        11,308,528
Chicago, Illinois, S/F Mortgage Revenue Bonds,
   AMT, Series C, 7% due 3/01/2032 (i)(j)                                  75            77,258
Hodgkins, Illinois, Environmental Improvement
   Revenue Bonds (Metro Biosolids Management LLC
   Project), AMT, 6% due 11/01/2023                                    10,000         9,889,000
Illinois Development Finance Authority Revenue
   Bonds (Community Rehabilitation Providers
   Facilities), Series A, 6.50% due 7/01/2022                           2,140         2,211,562
Illinois Development Finance Authority, Revenue
   Refunding Bonds (Community Rehabilitation
   Providers Facilities), Series A, 6% due 7/01/2015                      465           468,618
Illinois State Finance Authority, Revenue Bonds
   (Community Rehabilitation Providers Facilities),
   4.625% due 7/01/2027                                                 2,695         2,211,167
Illinois State Finance Authority, Revenue Refunding
   Bonds (Advocate Health and Hospital Corporation),
   VRDN, Series B-3, 7.19% due 11/01/2038 (c)(k)                        6,000         6,000,000
Kane and De Kalb Counties, Illinois, Community
   Unit School District Number 302, GO, DRIVERS,
   Series 283, 7.807% due 2/01/2018 (e)(l)                                 13            15,325
McLean and Woodford Counties, Illinois, Community
   Unit School District Number 005, GO, Refunding (b):
      6.25% due 12/01/2014                                              1,005         1,105,982
      6.375% due 12/01/2016                                               845           934,224
Metropolitan Pier and Exposition Authority, Illinois,
   Dedicated State Tax Revenue Refunding Bonds
   (McCormick Place Expansion Project), Series B,
   5.75% due 6/15/2023 (h)                                             18,550        19,218,357
Regional Transportation Authority, Illinois,
   Revenue Bonds:
      Series A, 7.20% due 11/01/2020 (k)                                3,500         4,115,090
      Series C, 7.75% due 6/01/2020 (l)                                 4,000         4,966,640
Will County, Illinois, School District Number 122
   (New Lenox Elementary), GO, Series A (b):
      6.50% due 11/01/2010 (a)                                            395           426,948
      6.50% due 11/01/2013                                                505           545,844
                                                                                  -------------
                                                                                     68,574,843
===============================================================================================
Indiana -- 6.8%
Indiana Health and Educational Facilities Financing
   Authority, Hospital Revenue Bonds (Clarian Health
   Obligation), Series A, 5.25% due 2/15/2040                          11,300        10,027,846
Indiana Transportation Finance Authority, Highway
   Bonds, Series A, 6.80% due 12/01/2016                                8,195         9,392,371
Indianapolis, Indiana, Local Public Improvement
   Bond Bank, Revenue Refunding Bonds, Series D,
   6.75% due 2/01/2014                                                 15,335        17,083,650
                                                                                  -------------
                                                                                     36,503,867
===============================================================================================
Iowa -- 1.1%
Iowa Financing Authority, S/F Mortgage Revenue
   Refunding Bonds, AMT, Series E, 5.15%
   due 7/01/2032 (j)                                                    6,510         5,906,263
===============================================================================================
Kansas -- 0.7%
Sedgwick and Shawnee Counties, Kansas,
   S/F Mortgage Revenue Bonds (Mortgage-Backed
   Securities Program), AMT, Series A-4, 5.95%
   due 12/01/2033 (j)                                                   3,805         3,853,171
===============================================================================================
Kentucky -- 2.6%
Louisville and Jefferson County, Kentucky,
   Metropolitan Government Health System,
   Revenue Refunding Bonds (Norton Healthcare,
   Inc.), 5.25% due 10/01/2036 (m)                                     15,900        14,120,154
===============================================================================================
Louisiana -- 4.4%
Louisiana Public Facilities Authority, Hospital
   Revenue Bonds (Franciscan Missionaries of
   Our Lady Health System, Inc.), Series A, 5%
   due 8/15/2033                                                        8,720         7,734,117
Louisiana Public Facilities Authority, Hospital
   Revenue Bonds (Franciscan Missionaries of
   Our Lady Health System, Inc.), Series A, 5.25%
   due 8/15/2036                                                       11,660        10,635,552
Louisiana HFA, S/F Mortgage Revenue Bonds
   (Home Ownership Program), AMT, Series C-2,
   5.20% due 6/01/2039 (i)(j)                                           6,000         5,426,880
                                                                                  -------------
                                                                                     23,796,549
===============================================================================================

See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                                         Par
Municipal Bonds                                                         (000)         Value
===============================================================================================
Maine -- 0.3%
Portland, Maine, Housing Development Corporation,
   Senior Living Revenue Bonds (Avesta Housing
   Development Corporation Project), Series A:
      5.70% due 8/01/2021                                       $         775     $     739,319
      6% due 2/01/2034                                                  1,190         1,113,007
                                                                                  -------------
                                                                                      1,852,326
===============================================================================================
Maryland -- 1.0%
Maryland State Community Development
   Administration, Department of Housing and
   Community Development, Residential Revenue
   Refunding Bonds, AMT, Series D, 4.90%
   due 9/01/2042                                                        3,250         2,773,225
Maryland State, GO (State and Local Facilities
   Loan of 2003), First Series, 5.25% due 3/01/2016                     2,500         2,740,425
                                                                                  -------------
                                                                                      5,513,650
===============================================================================================
Massachusetts -- 9.6%
Boston, Massachusetts, Water and Sewer
   Commission Revenue Bonds, 9.25%
   due 1/01/2011 (g)                                                    2,035         2,310,600
Massachusetts Bay Transportation Authority,
   Revenue Refunding Bonds (General Transportation
   System), Series A, 7% due 3/01/2019 (s)                              3,010         3,566,459
Massachusetts State, HFA, Housing Revenue Bonds,
   AMT, Series A, 5.20% due 12/01/2037                                  3,000         2,749,950
Massachusetts State, HFA, Housing Revenue
   Refunding Bonds, AMT, Series D, 4.85%
   due 6/01/2040                                                        3,000         2,536,320
Massachusetts State, HFA, S/F Housing Revenue
   Bonds, AMT, Series 130, 5% due 12/01/2032                            2,500         2,229,675
Massachusetts State Water Resource Authority
   Revenue Bonds, Series A, 6.50%
   due 7/15/2019 (g)                                                   30,000        34,714,800
Massachusetts State Water Resource Authority,
   Revenue Refunding Bonds, Series A, 6%
   due 8/01/2010 (a)(l):                                                3,480         3,753,006
                                                                                  -------------
                                                                                     51,860,810
===============================================================================================
Michigan -- 5.4%
Delta County, Michigan, Economic Development
   Corporation, Environmental Improvement Revenue
   Refunding Bonds (Mead Westvaco-Escanaba),
   Series A, 6.25% due 4/15/2012 (a)                                    2,500         2,758,750
Macomb County, Michigan, Hospital Finance
   Authority, Hospital Revenue Bonds (Mount
Clemens General Hospital), Series B:
      5.75% due 11/15/2025                                              3,715         3,387,597
      5.875% due 11/15/2034                                             4,250         3,837,070
Michigan State Hospital Finance Authority, Hospital
   Revenue Refunding Bonds:
      (Crittenton Hospital), Series A, 5.625%
         due 3/01/2027                                                  1,900         1,887,935
      (Oakwood Obligated Group), Series A, 5%
         due 7/15/2025                                                  2,000         1,857,160
Michigan State Hospital Finance Authority, Revenue
   Refunding Bonds:
      (Henry Ford Health System), Series A, 5.25%
         due 11/15/2032                                                 6,705         6,157,537
      (Henry Ford Health System), Series A, 5.25%
         due 11/15/2046                                                 9,200         8,163,252
      (Sinai Hospital), 6.70% due 1/01/2026                             1,000           984,560
                                                                                  -------------
                                                                                     29,033,861
===============================================================================================
Minnesota -- 1.8%
Minneapolis, Minnesota, Health Care System
   Revenue Bonds (Allina Health System), Series A,
   5.75% due 11/15/2012 (a)                                             7,235         7,930,356
Saint Cloud, Minnesota, Health Care Revenue
   Refunding Bonds (Saint Cloud Hospital Obligation
   Group), Series A, 6.25% due 5/01/2017 (b)                            1,405         1,502,367
                                                                                  -------------
                                                                                      9,432,723
===============================================================================================
Mississippi -- 6.5%
Lowndes County, Mississippi, Solid Waste
   Disposal and PCR, Refunding (Weyerhaeuser
   Company Project):
      Series A, 6.80% due 4/01/2022                                     9,160         9,600,413
      Series B, 6.70% due 4/01/2022                                     4,500         4,674,690
Mississippi Business Finance Corporation,
   Mississippi, PCR, Refunding (System Energy
   Resources Inc. Project), 5.875% due 4/01/2022                       20,705        20,762,767
                                                                                  -------------
                                                                                     35,037,870
===============================================================================================
Missouri -- 0.5%
Missouri State Development Finance Board,
   Infrastructure Facilities Revenue Refunding Bonds
   (Branson), Series A, 5.50% due 12/01/2032                            2,600         2,346,656
Missouri State Housing Development Commission,
   S/F Mortgage Revenue Bonds (Homeowner Loan),
   AMT, Series A, 7.50% due 3/01/2031 (j)                                 195           204,666
                                                                                  -------------
                                                                                      2,551,322
===============================================================================================
Montana -- 1.1%
Forsyth, Montana, PCR, Refunding (Portland General
   Electric Company), Series A, 5.20%
   due 5/01/2033                                                        6,000         6,083,400
===============================================================================================
Nebraska -- 0.0%
Nebraska Investment Finance Authority, S/F Housing
   Revenue Bonds, AMT, Series C, 6.30%
   due 9/01/2028 (i)(j)                                                    10            10,119
===============================================================================================
New Hampshire -- 0.5%
New Hampshire Health and Education Facilities
   Authority, Revenue Refunding Bonds (Elliot Hospital),
   Series B, 5.60% due 10/01/2022                                       2,675         2,682,463
===============================================================================================

See Notes to Financial Statements.


8          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                                         Par
Municipal Bonds                                                         (000)         Value
===============================================================================================
New Jersey -- 5.3%
New Jersey EDA, Cigarette Tax Revenue Bonds:
      5.50% due 6/15/2024                                       $       9,080     $   8,477,088
      5.75% due 6/15/2029                                               2,885         2,696,840
      5.50% due 6/15/2031                                               2,855         2,558,451
      5.75% due 6/15/2034                                               8,695         7,979,488
Tobacco Settlement Financing Corporation of
   New Jersey, Asset-Backed Revenue Bonds, 7%
   due 6/01/2013 (a)                                                    5,980         6,970,766
                                                                                  -------------
                                                                                     28,682,633
===============================================================================================
New York -- 0.8%
New York City, New York, City Transitional Finance
   Authority Revenue Bonds, RIB, Series 283, 9.08%
   due 11/15/2015 (e)                                                   1,125         1,305,045
New York City, New York, GO, Refunding, Series A,
   6.375% due 5/15/2014 (l)                                               965         1,033,370
New York City, New York, GO, Series F, 5.25%
   due 1/15/2033                                                        1,980         1,942,142
New York State Local Government Assistance
   Corporation, Revenue Refunding Bonds, Sub-Lien,
   VRDN, Series 4V, 3.10% due 4/01/2022 (b)(c)                            400           400,000
                                                                                  -------------
                                                                                      4,680,557
===============================================================================================
North Carolina -- 1.2%
Gaston County, North Carolina, Industrial Facilities
   and Pollution Control Financing Authority, Revenue
   Bonds (National Gypsum Company Project), AMT,
   5.75% due 8/01/2035                                                  4,105         3,529,027
Mecklenburg County, North Carolina, GO, Series B,
   5% due 2/01/2016                                                     2,500         2,696,925
                                                                                  -------------
                                                                                      6,225,952
===============================================================================================
Ohio -- 5.5%
Buckeye Tobacco Settlement Financing Authority,
   Ohio, Tobacco Settlement Asset-Backed Bonds,
   Series A-2, 6.50% due 6/01/2047                                     27,500        27,074,300
Ohio State, Higher Education, GO, Series B, 5%
   due 11/01/2014                                                       2,500         2,701,225
                                                                                  -------------
                                                                                     29,775,525
===============================================================================================
Pennsylvania -- 4.5%
Pennsylvania State Higher Education Assistance
   Agency Revenue Bonds, Capital Acquisition,
   6.125% due 12/15/2010 (a)(h)                                         2,440         2,644,984
Pennsylvania State Higher Educational Facilities
   Authority Revenue Bonds (University of
   Pennsylvania Medical Center Health System),
   Series A, 6% due 1/15/2031                                           6,250         6,544,938
Philadelphia, Pennsylvania, Authority for Industrial
   Development, Senior Living Revenue Bonds:
      (Arbor House Inc. Project), Series E, 6.10%
         due 7/01/2033                                                  1,000           950,290
      (Rieder House Project), Series A, 6.10%
         due 7/01/2033                                                  1,355         1,287,643
Sayre, Pennsylvania, Health Care Facilities Authority,
   Revenue Bonds (Guthrie Healthcare System),
   Series B, 7.125% due 12/01/2011 (a)                                  9,280        11,110,944
Sayre, Pennsylvania, Health Care Facilities Authority,
   Revenue Refunding Bonds (Guthrie Healthcare
   System), Series A:
      6.25% due 12/01/2011 (a)                                          1,340         1,487,802
      6.25% due 12/01/2018                                                410           428,143
                                                                                  -------------
                                                                                     24,454,744
===============================================================================================
South Carolina -- 1.1%
Georgetown County, South Carolina, Environmental
   Improvement Revenue Refunding Bonds
   (International Paper Company Project), AMT,
   Series A, 5.55% due 12/01/2029                                       1,000           873,910
Richland County, South Carolina, Environmental
   Improvement Revenue Refunding Bonds
   (International Paper), AMT, 6.10% due 4/01/2023                      5,000         4,887,000
                                                                                  -------------
                                                                                      5,760,910
===============================================================================================
South Dakota -- 0.4%
South Dakota State Health and Educational
   Facilities Authority Revenue Bonds (Sanford Health),
   5% due 11/01/2040                                                    2,605         2,254,445
===============================================================================================
Tennessee -- 1.2%
Shelby County, Tennessee, Health, Educational and
   Facility Board, Hospital Revenue Refunding Bonds
   (Methodist Healthcare), 6.50% due 9/01/2012 (a)                      4,120         4,656,177
Tennessee Energy Acquisition Corporation, Gas
   Revenue Bonds, Series A, 5.25% due 9/01/2026                         1,750         1,572,025
                                                                                  -------------
                                                                                      6,228,202
===============================================================================================
Texas -- 16.3%
Austin, Texas, Convention Center Revenue Bonds
   (Convention Enterprises Inc.), First Tier, Series A,
   6.70% due 1/01/2011 (a)                                              6,290         6,864,654
Brazos River, Texas, Harbor Navigation District,
   Brazoria County Environmental Revenue Refunding
   Bonds (Dow Chemical Company Project), AMT,
   Series A-7, 6.625% due 5/15/2033                                    11,460        11,670,635
Brazos River Authority, Texas, PCR, Refunding
   (TXU Energy Company LLC Project), AMT, Series A,
   7.70% due 4/01/2033                                                  3,055         3,061,996
Gregg County, Texas, Health Facilities Development
   Corporation, Hospital Revenue Bonds (Good
   Shepherd Medical Center Project), 6.875%
   due 10/01/2010 (a)(n)                                                3,000         3,315,570
Guadalupe-Blanco River Authority, Texas, Sewage
   and Solid Waste Disposal Facility Revenue Bonds
   (E. I. du Pont de Nemours and Company Project),
   AMT, 6.40% due 4/01/2026                                            10,250        10,263,633
Gulf Coast Waste Disposal Authority, Texas, Revenue
   Refunding Bonds (International Paper Company),
   AMT, Series A, 6.10% due 8/01/2024                                   6,000         5,771,220
Harris County-Houston Sports Authority, Texas,
   Revenue Refunding Bonds, Senior Lien, Series G,
   5.75% due 11/15/2020 (h)                                             5,500         5,602,850
Houston, Texas, Industrial Development Corporation
   Revenue Bonds (Air Cargo), AMT, 6.375%
   due 1/01/2023                                                        1,790         1,754,540
Mansfield, Texas, Independent School District, GO,
   Refunding, 6.625% due 2/15/2015                                        155           164,949
Matagorda County, Texas, Navigation District
   Number 1, Revenue Refunding Bonds (Centerpoint
   Energy Project), 5.60% due 3/01/2027                                 9,355         8,723,444
Midway, Texas, Independent School District, GO,
   Refunding, 6.125% due 8/15/2014                                      5,225         5,571,104

See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       9

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                                         Par
Municipal Bonds                                                         (000)         Value
===============================================================================================
Texas (concluded)
Port Corpus Christi, Texas, Revenue Refunding
   Bonds (Celanese Project), Series A, 6.45%
   due 11/01/2030                                               $       2,700     $   2,440,233
Red River Authority, Texas, PCR, Refunding
   (Celanese Project), AMT, Series B, 6.70%
   due 11/01/2030                                                       5,000         4,579,100
San Antonio, Texas, Electric and Gas Revenue Bonds,
   Series A, 5.75% due 2/01/2010 (a):                                  12,500        13,164,125
Texas State Department of Housing and Community
   Affairs, S/F Mortgage Revenue Bonds, AMT,
   Series B, 5.25% due 9/01/2032 (i)(j)                                 5,000         4,575,600
                                                                                  -------------
                                                                                     87,523,653
===============================================================================================
Vermont -- 0.2%
Vermont Educational and Health Buildings Financing
   Agency, Developmental and Mental Health
   Revenue Bonds (Howard Center for Human
   Services), Series A, 6.375% due 6/15/2022                            1,000         1,017,480
===============================================================================================
Virginia -- 1.3%
Chesterfield County, Virginia, IDA, PCR (Virginia
   Electric and Power Company), Series A, 5.875%
   due 6/01/2017                                                        1,425         1,484,195
Fairfax County, Virginia, EDA, Residential Care
   Facilities, Mortgage Revenue Refunding Bonds
   (Goodwin House, Inc.), 5.125% due 10/01/2037                         2,000         1,693,440
Virginia State, GO, Series B, 5% due 6/01/2017                          3,525         3,786,485
                                                                                  -------------
                                                                                      6,964,120
===============================================================================================
Washington -- 6.6%
Central Puget Sound Regional Transportation
   Authority, Washington, Sales and Use Tax Revenue
   Bonds, Series A, 5% due 11/01/2036                                   6,000         5,668,260
Energy Northwest, Washington, Electric Revenue
   Refunding Bonds, DRIVERS, Series 255, 7.68%
   due 7/01/2018 (e)(k)                                                     3             2,892
Seattle, Washington, Housing Authority Revenue
   Bonds (Replacement Housing Project), 6.125%
   due 12/01/2032                                                       2,355         2,221,919
Washington State Public Power Supply System,
   Revenue Refunding Bonds (Nuclear Project
   Number 1), Series B, 7.125% due 7/01/2016                           14,320        17,307,295
Washington State, GO, Series B, 6%
   due 1/01/2010 (a)(b)                                                 9,690        10,225,469
                                                                                  -------------
                                                                                     35,425,835
===============================================================================================
Wisconsin -- 1.8%
Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
   AMT, 6.50% due 1/01/2025                                             1,755         1,739,749
Wisconsin State Health and Educational Facilities
   Authority Revenue Bonds (SynergyHealth Inc.),
   6% due 11/15/2032                                                    3,040         2,829,267
Wisconsin State Health and Educational Facilities
   Authority, Mortgage Revenue Bonds (Hudson
   Memorial Hospital), 5.70% due 1/15/2029 (o)                          5,000         5,046,200
                                                                                  -------------
                                                                                      9,615,216
===============================================================================================
U.S. Virgin Islands -- 1.5%
Virgin Islands Government Refinery Facilities,
   Revenue Refunding Bonds (Hovensa Coker Project),
   AMT, 6.50% due 7/01/2021                                             8,000         8,061,680
===============================================================================================
Total Municipal Bonds (Cost -- $738,272,671) -- 136.7%                              735,291,711
===============================================================================================

===============================================================================================

Municipal Bonds Transferred to
Tender Option Bond Trusts (p)
===============================================================================================
Florida -- 1.6%
Miami-Dade County, Florida, Aviation Revenue
   Refunding Bonds, AMT, Series 2586Z, 6.552%
   due 10/01/2015 (d)(e)(f)                                            10,000         8,693,819
===============================================================================================
Illinois -- 8.0%
Chicago, Illinois, O'Hare International Airport,
   General Airport Revenue Refunding Bonds,
   Third Lien, AMT, Series A, 5.75% due 1/01/2020 (h)                  14,000        14,152,180
Chicago, Illinois, O'Hare International Airport
   Revenue Bonds, Third Lien, AMT, Series B-2, 6%
   due 1/01/2027 (h)                                                   17,080        17,270,784
Kane and De Kalb Counties, Illinois, Community
   Unit School District Number 302, GO (l)
      5.75% due 2/01/2018                                               2,975         3,311,145
      5.75% due 2/01/2019                                               2,710         3,016,203
      5.75% due 2/01/2021                                               4,780         5,320,092
                                                                                  -------------
                                                                                     43,070,404
===============================================================================================
Massachusetts -- 3.6%
Massachusetts State School Building Authority,
   Dedicated Sales Tax Revenue Bonds, Series A,
   5% due 8/15/2030 (b)                                                20,000        19,242,400
===============================================================================================
New York -- 8.1%
New York City, New York, City Transitional Finance
   Authority Revenue Bonds, Future Tax Secured,
   Series B, 6.25% due 11/15/2018                                      13,500        14,580,270
New York State Dormitory Authority, State University
   Educational Facilities, Revenue Refunding Bonds,
   Series 1989, 6% due 5/15/2010 (a)(h)                                26,750        28,748,225
                                                                                  -------------
                                                                                     43,328,495
===============================================================================================
Oregon -- 1.3%
Portland, Oregon, Sewer System Revenue Bonds,
   Series A, 5.75% due 8/01/2010 (a)(l)                                 6,610         7,041,501
===============================================================================================
Texas -- 4.2%
Harris County, Texas, Health Facilities Development
   Corporation, Revenue Refunding Bonds (School
   Health Care System), Series B, 5.75%
   due 7/01/2027 (g)                                                   20,970        22,652,842
===============================================================================================

See Notes to Financial Statements.


10          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to                                           Par
Tender Option Bond Trusts (p)                                           (000)         Value
===============================================================================================
Washington -- 6.7%
Energy Northwest, Washington, Electric Revenue
   Refunding Bonds:
      (Columbia Generating Station), Series A,
         5.75% due 7/01/2018 (h)                                $      11,660     $  12,412,187
      (Columbia Generating Station), Series B,
         6% due 7/01/2018 (k)                                           7,015         7,565,467
      (Project Number 1), Series B, 6%
         due 7/01/2017 (h)                                             14,700        15,972,285
                                                                                  -------------
                                                                                     35,949,939
-----------------------------------------------------------------------------------------------
Total Municipal Bonds Transferred to Tender Option
Bond Trusts (Cost -- $181,618,318) -- 33.5 %                                        179,979,400
===============================================================================================

===============================================================================================

                                                                       Shares
Short-Term Securities                                                   (000)         Value
===============================================================================================
Merrill Lynch Institutional Tax-Exempt Fund,
   3.03% (q)(r)                                                        36,741        36,740,624
-----------------------------------------------------------------------------------------------
Total Short-Term Securities (Cost -- $36,740,624) -- 6.8%                            36,740,624
===============================================================================================
Total Investments (Cost -- $956,631,613*) -- 177.0%                                 952,011,735

Other Assets Less Liabilities -- 1.7%                                                 9,289,308

Liability for Trust Certificates, Including Interest
Expense Payable -- (16.5%)                                                          (89,013,594)

Preferred Stock, at Redemption Value -- (62.2%)                                    (334,381,099)
                                                                                  -------------
Net Assets Applicable to Common Stock -- 100.0%                                   $ 537,906,350
                                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of February 29, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 870,800,009
                                                                  =============
      Gross unrealized appreciation                               $  27,231,794
      Gross unrealized depreciation                                 (34,526,751)
                                                                  -------------
      Net unrealized depreciation                                 $  (7,294,957)
                                                                  =============

(a) U.S. government securities, held in escrow, are used to pay interest on this security, as well as retire the bond in full at the date indicated, typically at a premium to par.
(b)   FSA Insured.
(c)   Variable rate security. Rate shown is the interest rate as of report date.
(d)   Assured Guaranty Insured.
(e) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(f)   XL Capital Insured.
(g)   Security is collateralized by Municipal or U.S. Treasury obligations.
(h)   MBIA Insured.
(i)   FHLMC Collateralized.
(j)   FNMA/GNMA Collateralized.
(k)   AMBAC Insured.
(l)   FGIC Insured.
(m) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(n)   Radian Insured.
(o)   FHA Insured.
(p) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(q) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net
                                                          Activity      Dividend
      Affiliate                                            (000)         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          28,818       $158,536
      --------------------------------------------------------------------------

(r)   Represents the current yield as of report date.
(s)   Commonwealth guaranteed.
o Forward interest rate swaps outstanding as of February 29, 2008 were as follows:

      --------------------------------------------------------------------------
                                                         Notional
                                                          Amount     Unrealized
                                                          (000)     Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 4.955% and receive
        a floating rate based on 3-month USD LIBOR
        Broker, JPMorgan Chase
        Expires June 2028                                $12,000     $(272,964)
      --------------------------------------------------------------------------

See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       11

Statement of Assets and Liabilities

As of February 29, 2008 (Unaudited)
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments at value -- unaffiliated
  (identified cost -- $919,890,989) ............................   $915,271,111
Investments at value -- affiliated
  (identified cost -- $36,740,624) .............................     36,740,624
Cash ...........................................................         18,380
Interest receivable ............................................     13,215,911
Investments sold receivable ....................................      6,995,281
Swaps receivable ...............................................         29,678
Prepaid expenses and other assets ..............................         18,806
                                                                   ------------
Total assets ...................................................    972,289,791
                                                                   ------------

===============================================================================
Liabilities
-------------------------------------------------------------------------------
Trust certificates 1 ...........................................     88,513,610
Unrealized depreciation on forward interest rate swaps .........        272,964
Investments purchased payable ..................................      7,516,259
Income dividends payable .......................................      2,656,862
Interest expense and fees payable ..............................        499,984
Investment advisory fees payable ...............................        382,163
Directors' fees payable ........................................          7,317
Other affiliates payable .......................................          6,707
Other accrued expenses payable .................................        146,476
                                                                   ------------
Total liabilities ..............................................    100,002,342
                                                                   ------------

===============================================================================
Preferred Stock
-------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $.025 per share;
  10,000,000 shares authorized (2,000 Series A Shares, 2,000
  Series B Shares, 2,000 Series C Shares, 2,000 Series D Shares,
  3,000 Series E Shares) and $.10 per share (2,360 Series F
  Shares), issued and outstanding at $25,000 per share
  liquidation preference .......................................    334,381,099
                                                                   ------------

===============================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Net assets applicable to Common Stock ..........................   $537,906,350
                                                                   ------------

===============================================================================
Net Assets Applicable to Common Stock Shareholders Consist of
-------------------------------------------------------------------------------
Common Stock, par value $.10 per share; 150,000,000 shares
  authorized (61,787,499 shares issued and outstanding) ........   $  6,178,750
Paid-in capital in excess of par ...............................    568,736,460
Undistributed net investment income ............................      3,769,032
Accumulated net realized loss ..................................    (35,885,050)
Net unrealized depreciation ....................................     (4,892,842)
                                                                   ------------
Net Assets, $8.71 net asset value per share of Common Stock ....   $537,906,350
                                                                   ============

1 Represents short-term floating rate certificates issued by tender option bond trusts.

Statement of Operations

For the Six Months Ended February 29, 2008 (Unaudited)

===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest (including $158,536 from affiliates) ..................   $ 25,539,042
Dividends from affiliates ......................................        158,536
                                                                   ------------
Total income ...................................................     25,697,578
                                                                   ------------

===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory ............................................   $  2,268,103
Interest expense and fees 1 ....................................      1,697,694
Commissions for Preferred Stock ................................        432,545
Accounting services ............................................        133,897
Transfer agent .................................................         84,425
Professional fees ..............................................         31,276
Printing .......................................................         28,995
Custodian ......................................................         23,585
Directors ......................................................         13,051
Registration ...................................................          7,524
Miscellaneous ..................................................         61,197
                                                                   ------------
Total expenses before waiver ...................................      4,782,292
Less fees waived by advisor ....................................        (10,199)
                                                                   ------------
Total expenses after reimbursement .............................      4,772,093
                                                                   ------------
Net investment income ..........................................     20,925,485
                                                                   ------------

===============================================================================
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized loss from:
  Investments ..................................................     (3,700,268)
  Forward interest rate swaps ..................................     (2,912,351)
                                                                   ------------
                                                                     (6,612,619)
                                                                   ------------
Net change in unrealized appreciation/depreciation on:
  Investments ..................................................    (35,278,337)
  Forward interest rate swaps ..................................      1,052,198
                                                                   ------------
                                                                    (34,226,139)
                                                                   ------------
Total realized and unrealized loss .............................    (40,838,758)
                                                                   ------------

===============================================================================
Dividends to Preferred Stock Shareholders from
-------------------------------------------------------------------------------
Net investment income ..........................................     (6,302,003)
                                                                   ------------
Net Decrease in Net Assets to Common Stock Shareholders
  Resulting from Operations ....................................   $(26,215,276)
                                                                   ============

1     Related to tender option bond trusts.

See Notes to Financial Statements.


12          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

Statements of Changes in Net Assets

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     February 29,       Year Ended
                                                                                                         2008           August 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $  20,925,485     $  44,776,577
Net realized gain (loss) .......................................................................       (6,612,619)        2,026,324
Net change in unrealized depreciation ..........................................................      (34,226,139)      (35,772,119)
Dividends to Preferred Stock shareholders from net investment income ...........................       (6,302,003)      (12,083,580)
                                                                                                    -------------------------------
Net decrease in net assets applicable to Common Stock shareholders resulting from operations ...      (26,215,276)       (1,052,798)
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders from
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................      (15,930,643)      (32,123,465)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from reinvestment of common dividends .........................          973,681         2,642,853
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets applicable to Common Stock ........................................      (41,172,238)      (30,533,410)
Beginning of period ............................................................................      579,078,588       609,611,998
                                                                                                    -------------------------------
End of period ..................................................................................    $ 537,906,350     $ 579,078,588
                                                                                                    ===============================
End of period undistributed net investment income ..............................................    $   3,769,032     $   5,076,193
                                                                                                    ===============================

See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       13

Financial Highlights

                                                             For the Six
                                                             Months Ended
                                                             February 29,                For the Year Ended August 31,
                                                                 2008      --------------------------------------------------------
                                                              (Unaudited)    2007         2006       2005         2004       2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................  $   9.39    $   9.93    $  10.23    $   9.91    $   9.54    $   9.76
                                                               --------------------------------------------------------------------
Net investment income 1 .....................................       .34         .73         .70         .74         .72         .72
Net realized and unrealized gain (loss) .....................      (.66)       (.55)       (.23)        .35         .36        (.26)
Dividends to Preferred Stock shareholders
  from net investment income ................................      (.10)       (.20)       (.17)       (.10)       (.04)       (.05)
                                                               --------------------------------------------------------------------
Net increase (decrease) from investment operations ..........      (.42)       (.02)        .30         .99        1.04         .41
                                                               --------------------------------------------------------------------
Dividends to Common Stock shareholders from
  net investment income .....................................      (.26)       (.52)       (.60)       (.67)       (.66)       (.63)
                                                               --------------------------------------------------------------------
Capital charges with respect to issuance of
  Preferred Stock ...........................................        --          --          --          -- 2      (.01)         --
                                                               --------------------------------------------------------------------
Net asset value, end of period ..............................  $   8.71    $   9.39    $   9.93    $  10.23    $   9.91    $   9.54
                                                               --------------------------------------------------------------------
Market price, end of period .................................  $   8.74    $   9.35    $   9.66    $  10.15    $   9.30    $   8.80
                                                               ====================================================================
===================================================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ....................................     (4.61%) 4     (.30%)      3.27%      10.64%      11.60%      4.79%
                                                               ====================================================================
Based on market price .......................................     (3.87%) 4    2.05%       1.26%      16.97%      13.53%       3.56%
                                                               ====================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding
  interest expense and fees 5,6 .............................      1.06 7      1.02%       1.04%       1.02%        .94%        .95%
                                                               ====================================================================
Total expenses, net of reimbursement 5 ......................      1.65 7      1.66%       1.60%       1.45%       1.23%       1.24%
                                                               ====================================================================
Total expenses5 .............................................      1.65 7      1.66%       1.60%       1.45%       1.23%       1.24%
                                                               ====================================================================
Net investment income 5 .....................................      7.23 7      7.33%       7.11%       7.38%       7.37%       7.33%
                                                               ====================================================================
Dividends to Preferred Stock shareholders ...................      2.18 7      1.98%       1.72%       1.02%        .43%        .50%
                                                               ====================================================================
Net investment income to Common Stock shareholders ..........      5.05 7      5.35%       5.39%       6.36%       6.94%       6.83%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of
  period (in thousands) .....................................  $537,906    $579,079    $609,612    $627,562    $607,842    $585,022
                                                               ====================================================================
Preferred Stock outstanding at liquidation preference,
  end of period (in thousands) ..............................  $334,000    $334,000    $334,000    $334,000    $334,000    $275,000
                                                               ====================================================================
Portfolio turnover ..........................................        23%         39%         56%         49%         40%         38%
                                                               ====================================================================
Asset coverage per $1,000 ...................................  $  2,610    $  2,734    $  2,825    $  2,879    $  2,820    $  3,127
                                                               ====================================================================

1     Based on average shares outstanding.
2     Amount is less than $(.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
4     Aggregate total investment return.
5     Does not reflect the effect of dividends to Preferred Stock shareholders.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7     Annualized.

See Notes to Financial Statements.


14          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, market transactions in comparable investments and various relationships between investments. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with, a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps, which are over-the-counter ("OTC") contracts. In a forward interest rate swap, the Fund and the counter-party agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. The Fund generally intends to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

      The Fund may utilize forward starting swaps for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is a special purpose entity established by a third party sponsor into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB is accounted for as a financing transaction, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interest held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At February 29, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $179,979,400, the related liability for trust certificates was $88,513,610 and the range of interest rates on the liability for trust certificates was 2.94% to 3.435%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       15

Fund's net investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's Advisor believes that the Fund's restrictions on borrowings do not apply to the liability for trust certificates reflected as a result of the Fund's investment in TOB Residuals.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

Effective February 29, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The Advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended August 31, 2004 through August 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (i.e., the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends to Common Stock shareholders from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Stock shareholders are accrued and determined as described in Note 4.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No.157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No.159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., swaps and when-issued securities), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of the other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds. The deferred compensation, if any, is included in other assets in the Statement of Assets and Liabilities.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses that are directly related to one of the funds are charged to that fund. Other operating expenses are pro-rated to certain funds on the basis of relative net assets of all of the Closed-End Funds.


16          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with the Advisor, to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily value of the Fund's net assets, including proceeds from the issuance of Preferred Stock.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is shown on the Statement of Operations as fees waived by advisor.

In addition, the Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee at an annual rate that is a percentage of the investment advisory fee paid by the Fund to the Advisor. For the six months ended February 29, 2008, the Fund reimbursed the Advisor $8,458 for certain accounting services, which are included in accounting services expenses in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2008 were $226,341,309 and $266,667,219, respectively.

4. Capital Stock Transactions:

Common Stock

The Fund is authorized to issue 150,000,000 shares of capital stock, par value $0.10 per share all of which were initially classified as Common Stock. The Board is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the six months ended February 29, 2008 and year ended August 31, 2007 increased by 101,978 and 267,589, respectively, as a result of dividend reinvestments.

Preferred Stock

Preferred Stock of the Fund has a par value of $0.025 per share for Series A, B, C, D and E and a par value of $0.10 per share for Series F and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends. Preferred Stock shareholders receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 29, 2008 were as follows: Series A, 3.20%; Series B, 3.205%; Series C, 3.217%; Series D, 3.00%; Series E, 3.172%; and Series F, 4.922%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375% calculated on the proceeds of each auction. For the six months ended February 29, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned $187,853 as commissions.

Dividends on seven-day Preferred Stock are cumulative at a rate that is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Stock are cumulative at a rate that resets every 28 days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such stock for successive dividend periods until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred Stock for Series A, B, C, D and E is 110% of the interest equivalent of the 30-day commercial paper rate and for Series F is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the six months ended February 29, 2008, the Preferred Stock of the Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend ranges on the Preferred Stock for the Fund for the six months ended February 29, 2008 were as follows:

--------------------------------------------------------------------------------
                                                  Low         High       Average
--------------------------------------------------------------------------------
Series A                                         3.200%      3.800%       3.550%
Series B                                         3.205       4.600        3.921
Series C                                         3.200       4.800        3.955
Series D                                         3.000       4.400        3.791
Series E                                         3.000       4.600        3.594
Series F                                         3.040       4.922        3.675
--------------------------------------------------------------------------------


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       17

Notes to Financial Statements (concluded)

A Fund may not declare dividends or make other distributions on Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund's Article of Incorporation/Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. However, holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares (b) change the Fund's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

Since February 13, 2008, the Preferred Stock of the Fund failed to clear any of its auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 3.17% to 4.92%. A failed auction is not an event of default for the Fund but it is a liquidity event for the holders of the Preferred Stock. A failed auction occurs when there are more sellers of a fund's auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund's Preferred Stock may not occur for a long time, if ever, and even if liquidity does resume, holders of the Preferred Stock may not have the amount of liquidity they desire or the ability to sell the Preferred Stock at par.

5. Capital Loss Carryforward:

As of August 31, 2007, the Fund had capital loss carryforwards available to offset future realized capital gains of $13,312,422, all of which expires in 2009.

6. Concentration Risk:

The Fund concentrates its investments in securities issued by state agencies, other governmental entities and U.S. Territories. The Fund is more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these state agencies, other governmental entities and U.S. Territories, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments and therefore could impact the value of the Fund's investments and net asset value per share, than if the Fund was not concentrated in securities issued by state agencies, other governmental entities and U.S. Territories.

Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Schedule of Investments.

7. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $0.043000 per share on April 1, 2008 to shareholders of record on March 14, 2008.

The dividends declared on Preferred Stock for the period March 1, 2008 to March 31, 2008 were as follows: Series A, $122,940; Series B, $116,140; Series C, $102,100; Series D, $111,460; Series E, $169,740 and Series F, $207,562.


18          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

Officers and Directors

G. Nicholas Beckwith, III, Director
Richard E. Cavanagh, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Karen P. Robards, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

Common Stock and Preferred Stock
The Bank of New York Mellon
New York, NY 10286

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       19

Additional Information

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


20          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

General Information

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.


          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008       21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


22          BLACKROCK MUNIVEST FUND, INC.               FEBRUARY 29, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniVest Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #10787-2/08

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniVest Fund, Inc.

Date: April 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund, Inc.

Date: April 23, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniVest Fund, Inc.

Date: April 23, 2008